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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2005

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                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       0-27918                  13-3070826
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

            2511 GARDEN ROAD
          BUILDING A, SUITE 200
          MONTEREY, CALIFORNIA                                      93940
(Address of principal executive offices)                         (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

     On October 25, 2005, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended September 30, 2005. A copy of the Company's earnings release is attached as
Exhibit 99.1.

     The Company will hold a follow-up conference call on Wednesday, October 26, 2005, at 2:00 P.M. Eastern Time. A live broadcast of the earnings call will be available via an audio webcast accessible by visiting the Investors page of the Company's website, located at www.centuryaluminum.com. Anyone interested in listening to the live broadcast should plan to begin the registration process for the webcast at least 10 minutes before the live call is scheduled to begin. A replay of the webcast will be archived and available for replay approximately two hours following the live call.

     The information in this Form 8-K and Exhibit 99.1 attached hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

     The following exhibit is being furnished with this report pursuant to Items
2.02 and 7.01:

Exhibit Number   Description
--------------   -----------
     99.1        Press Release, dated October 25, 2005, announcing the Company's results of operations for the quarter ended September 30, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURY ALUMINUM COMPANY


Date: October 26, 2005                  By: /s/ Gerald J. Kitchen
                                            ------------------------------------
                                        Name: Gerald J. Kitchen
                                        Title: Executive Vice President, General
                                               Counsel, Chief Administrative
                                               Officer and Secretary


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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     99.1        Press Release, dated October 25, 2005, announcing the Company's results of operations for the quarter ended September 30, 2005.


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